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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors                                          October 31, 1996

FKM Advertising Co., Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            McGrail Merkel Quinn & Associates